UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AF ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2022

AF ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40248	86-1456857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

241 Bradley Place – Suite C

Palm Beach, Florida 33480

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 838-9494

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	AFAQU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	AFAQ	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	AFAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 16, 2022, AF Acquisition Corp (“AF” or the “Company”) issued a press release announcing that the special meeting in lieu of annual meeting of its stockholders (the “Meeting”), originally scheduled for Thursday, December 15, 2022, has been adjourned to Monday, December 19, 2022. At the Meeting, stockholders will be asked to vote on the following proposals:

(i)	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company would be required to consummate a business combination from March 23, 2023 to August 23, 2023 (the “Extension Amendment Proposal”);

(ii)	Proposal 2 — A proposal to amend the Charter to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date (the “Liquidation Amendment Proposal” and, together with the Extension Amendment, the “Charter Amendment Proposals”);

(iii)	Proposal 3 — A proposal to amend the Company’s investment management trust agreement, dated as of March 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company would be required to consummate a business combination from March 23, 2023 to August 23, 2023, or such earlier date as determined by our Board in its sole discretion (the “Trust Amendment Proposal”);

(iv)	Proposal 4 — A proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

(v)	Proposal 5 — A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

As a result of this change, the Meeting will now be held at 9:00 a.m. Eastern Time, on December 19, 2022, via a live webcast at https://www.cstproxy.com/afacq.com. Also as a result of this change, the Company has extended the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption in connection with the Charter Amendment Proposals and the Trust Amendment Proposal to 5:00 p.m. Eastern Time on Friday, December 16, 2022.

The Company plans to solicit proxies from stockholders during the period prior to the Meeting. Only the holders of the Company’s common stock as of the close of business on November 18, 2022, the record date for the Meeting, are entitled to vote at the Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s stockholder approval of the above-referenced proposals, its inability to complete an initial business combination within the required time period and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the security holders of the Company in favor of the approval of the above-referenced proposals. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated November 29, 2022 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any of the proposals above. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the proposals. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: AF Acquisition Corporation, 241 Bradley Place, Suite C, Palm Beach, FL 33480.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 16, 2022
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2022	AF Acquisition Corp.

	By:	/s/ Christopher Bradley
		Name:	Christopher Bradley
		Title:	Chief Financial Officer

Exhibit 99.1

AF ACQUISITION CORP. ANNOUNCES CHANGE OF
SPECIAL MEETING OF STOCKHOLDERS DATE TO DECEMBER 19, 2022

Palm Beach, FL, Dec. 16, 2022 (GLOBE NEWSWIRE) – AF Acquisition Corp. (“AF” or the “Company”) (Nasdaq: “AFAQU”, “AFAQ”, “AFAQW”) announced today that the special meeting in lieu of annual meeting of stockholders (the “Meeting”) originally scheduled for Thursday, December 15, 2022, has been adjourned to Monday, December 19, 2022. At the Meeting, stockholders will be asked to vote on the following proposals:

(i)	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company would be required to consummate a business combination from March 23, 2023 to August 23, 2023;

(ii)	Proposal 2 — A proposal to amend the Charter to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date;

(iii)	Proposal 3 — A proposal to amend the Company’s investment management trust agreement, dated as of March 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company would be required to consummate a business combination from March 23, 2023 to August 23, 2023, or such earlier date as determined by our Board in its sole discretion;

(iv)	Proposal 4 — A proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

(v)	Proposal 5 — A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

As a result of this change, the Meeting will now be held at 9:00 a.m. Eastern Time, on December 19, 2022, via a live webcast at https://www.cstproxy.com/afacq.com. Also as a result of this change, the Company has extended the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption in connection with the Charter Amendment Proposals and the Trust Amendment Proposal to 5:00 p.m. Eastern Time on Friday, December 16, 2022.

The Company plans to solicit proxies from stockholders during the period prior to the Meeting. Only the holders of the Company’s common stock as of the close of business on November 18, 2022, the record date for the Meeting, are entitled to vote at the Meeting.

About AF Acquisition Corp.

AF Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s stockholder approval of the above-referenced proposals, its inability to complete an initial business combination within the required time period and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the security holders of the Company in favor of the approval of the above-referenced proposals. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated November 29, 2022 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any of the proposals above. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the proposals. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: AF Acquisition Corporation, 241 Bradley Place, Suite C, Palm Beach, FL 33480.

Company Contact:

Christopher Bradley

CFO

241 Bradley Place, Suite C

Palm Beach, FL 33480

Telephone: (212) 616-9600